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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) August 5, 2003


                           TECHNICAL OLYMPIC USA, INC.
             (Exact name of registrant as specified in its charter)




              Delaware                      000-23677            76-0460831
 --------------------------------          -----------       ------------------
    (State or other jurisdiction           Commission         (I.R.S. Employer
 of incorporation or organization)         File Number       Identification No.)



              4000 Hollywood Blvd., Suite 500-N
                     Hollywood, Florida                             33021
            ---------------------------------------               ----------
            (Address of principal executive offices)              (Zip code)


                                 (954) 364-4000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7. Financial Statements and Exhibits

(c)      Exhibits


99.1 Press release to release results for three and six months ended June 30, 2003


Item 12. Results of Operations and Financial Condition

     On August 5, 2003, Technical Olympic USA, Inc. issued a press release providing certain operational and financial results for the three and six months ended June 30, 2003.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 6, 2003
                                       TECHNICAL OLYMPIC USA, INC.


                                       /s/ RANDY L. KOTLER
                                       -----------------------------------------
                                       Randy L. Kotler
                                       Vice President - Chief Accounting Officer




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